                                                                   EXHIBIT 10.19


                           JUDGMENT PURCHASE AGREEMENT

                                     BETWEEN

                             AFFINITEC CORPORATION,
                             a Missouri corporation,

                          CENTERGISTIC SOLUTIONS, INC.,
                            a California corporation,

                                       AND

                       VENTURE COMMUNICATIONS CORPORATION,
                              a Nevada corporation

                            Dated September 27, 2000

                           JUDGMENT PURCHASE AGREEMENT

                  THIS JUDGMENT PURCHASE AGREEMENT (the "Agreement") is entered into effective as of September 27, 2000, by and between Affinitec Corporation, a Missouri corporation ("Seller"), Centergistic Solutions, Inc., a California corporation ("Centergistic"), and Venture Communications Corporation, a Nevada corporation ("Buyer").

                                    RECITALS

                  A. Seller was the plaintiff in a lawsuit brought against Siemens Business Communications Systems, Inc. in Orange County Superior Court Case No. 790903 in which a judgment or jury verdict was entered by the court on June 7, 1999 in favor of Seller (the "Judgment"). Klein & Wilson, a partnership of professional corporations ("Klein & Wilson"), represented Seller in such litigation and has a lien on the Judgment for its fees and expenses. A copy of the Judgment is attached as Exhibit A hereto. Seller is a wholly-owned subsidiary of Centergistic.

                  B. Seller desires to sell to Buyer, and Buyer desires to acquire from Seller, Seller's interest in the Judgment and a warrant to acquire 566,000 shares of Common Stock of Centergistic in exchange for a total of $1,745,413 in cash or immediately available funds on the terms and conditions specified herein. In consideration thereof, Buyer will assume the liability of Seller and Centergistic for the fees of Klein & Wilson.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements herein contained, the parties agree as follows:

                  1. Purchase and Sale of Judgment. Upon the terms and subject to the conditions contained herein, Seller hereby sells and assigns to Buyer, and Buyer hereby purchases from Seller and Centergistic, respectively, Seller's interest in the Judgment and the Warrant (as defined below), at a purchase price of $1,745,413. The purchase price shall be payable by Buyer to Centergistic in cash via wire transfer of funds according to the following schedule:

       Date                                 Amount
       ----                                 ------
September 27, 2000                       $  400,000
December 15, 2000                           250,000
March 15, 2001                              300,000
June 15, 2001                               350,000
September 15, 2001                          445,413
                                         ----------
                                         $1,745,413

Notwithstanding the foregoing schedule, the unpaid balance of the purchase price shall be due and payable within thirty (30) days after the Judgment is satisfied in full.

Buyer shall have the right to offset against the foregoing scheduled payments, as well as the purchase price payable for the shares, if any, purchased by Buyer pursuant to the Warrant, all sums due Buyer by reason of any breach of this Agreement by Seller or Centergistic, including, without limitation, a breach of any of the representations or warranties set forth in Sections 3 and 4 below. Any such offset shall be made first against the scheduled payments, beginning with the payments to be made furthest in the future, and then against the purchase price payable for the shares, if any, purchased by Buyer pursuant to the Warrant. Immediately upon execution of this Agreement, Seller agrees to file with the court an Assignment of Judgment and an Acknowledgment of Assignment of Judgment, substantially in the form of Exhibit B hereto, to record the sale and assignment of the Judgment to Buyer and Buyer shall thereafter exclusively control the further prosecution of the litigation which resulted in the Judgment. Seller and Centergistic shall provide reasonable cooperation to Buyer in connection with such litigation at no expense to Buyer.

                  2. Issue and Sale of Warrant. As additional consideration for the payments by Buyer provided for in Section 1 above, Centergistic shall issue and sell to Buyer a Warrant representing the right to purchase, for a price of $5.75 per share, 566,000 shares of Common Stock of Centergistic (the "Warrant"). The Warrant shall be substantially in the form of Exhibit C to this Agreement. Centergistic has previously issued to Buyer a Common Stock Purchase Warrant dated June 26, 1998 for 60,000 shares of Centergistic's Common Stock at an exercise price of $5.41 per share (the "Existing Warrant"). Centergistic hereby covenants and agrees that the expiration date of the Existing Warrant shall be extended to September 27, 2005 to be co-terminus with the Warrant issued to Buyer pursuant to this Agreement. Upon the request of Buyer, Centergistic shall execute and deliver to Buyer a replacement warrant for the Existing Warrant reflecting the new expiration date of September 27, 2005 or provide Buyer with an amendment thereto reflecting such extended expiration date.

                  3. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer as follows:

                           (a)      Organization. Seller is a corporation duly
organized, validly existing and in good standing under the laws of the State of Missouri and has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into and perform this Agreement.

                           (b)      Authorization. The execution, delivery and
performance by Seller of this Agreement have been duly and validly authorized by Seller's shareholders and Board of Directors. This Agreement constitutes the legal, valid and binding obligations of Seller and is enforceable against Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                           (c)      No Conflict. Except for the credit and
security agreement with First Bank and Trust and the filings and approvals contemplated by this Agreement and the Exhibits attached hereto, the execution, delivery and performance by Seller of this Agreement: (i) will not conflict with, result in a breach of or constitute a default under any contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which Seller is a party or by which Seller or any of its properties or assets is bound or affected; (ii) will not cause Seller to violate or contravene any provision of its Articles of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Articles of Incorporation or Bylaws of Seller, any law, statute, rule or regulation to which Seller is subject or any agreement, instrument, order, judgment or decree to which Seller is subject.

                           (d)      Title to Judgment. Seller is the lawful
owner of the Judgment and has the right to transfer the Judgment to Buyer, and the Judgment is free and clear of all liens, mortgages, pledges, security interests, encumbrances and claims of any kind or nature whatsoever except for the interest of Klein & Wilson therein and the lien of First Bank and Trust securing an outstanding balance of approximately $160,000 as of September 18, 2000 owed by Centergistic.

                           (e)      Wholly-Owned Subsidiary. Seller is a
wholly-owned subsidiary of Centergistic.

                           (f)      No Payments. Seller and Centergistic have
not received any payment whatsoever with respect to the Judgment. The outstanding balance due and owing thereunder is approximately $5,613,000 as of the date of this Agreement, comprised of a principal amount of $4,972,677.99 and accrued interest at the rate of 10% from June 7, 1999 in the amount of approximately $640,000.

                  4. Representations and Warranties of Centergistic. Centergistic hereby represents and warrants to Buyer as follows:

                           (a)      Organization. Centergistic is a corporation
duly organized, validly existing and in good standing under the laws of the State of California and has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into and perform this Agreement and to issue and carry out the provisions of the Warrant.

                           (b)      Authorization. The execution, delivery and
performance by Centergistic of this Agreement and the Warrant have been duly and validly authorized by Centergistic's Board of Directors and no authorization or approval of Centergistic's shareholders is required in connection therewith. This Agreement and the Warrant constitute the legal, valid and binding obligations of Centergistic and each is enforceable against Centergistic in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                           (c)      No Conflict. Except for the credit and
security agreement with First Bank and Trust and the filings and approvals contemplated by this Agreement and the Exhibits attached hereto, the execution, delivery and performance by Centergistic of this Agreement and the issuance of the Warrant: (i) will not conflict with, result in a breach of or constitute a default under any contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which Centergistic is a party or by which Centergistic or any of its properties or assets is bound or affected; (ii) will not cause

Centergistic to violate or contravene any provision of its Articles of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Articles of Incorporation or Bylaws of Centergistic, any law, statute, rule or regulation to which Centergistic is subject or any agreement, instrument, order, judgment or decree to which Centergistic is subject.

                           (d)      Warrant Shares. All of the shares of Common
Stock issuable upon exercise of the Warrant have been duly authorized and reserved for issuance and, upon payment thereon and issuance thereof in accordance with the terms of the Warrant, will be duly authorized, validly issued, fully paid and nonassessable.

                           (e)      Title to Judgment. Seller is the lawful
owner of the Judgment and has the right to transfer the Judgment to Buyer, and the Judgment is free and clear of all liens, mortgages, pledges, security interests, encumbrances and claims of any kind or nature whatsoever except for the interest of Klein & Wilson therein and the lien of First Bank and Trust securing an outstanding balance of approximately $160,000 as of September 18, 2000 owed by Centergistic.

                           (f)      Wholly-Owned Subsidiary. Seller is a
wholly-owned subsidiary of Centergistic.

                           (g)      No Payments. Seller and Centergistic have
not received any payment whatsoever with respect to the Judgment. The outstanding balance due and owing thereunder is approximately $5,613,000 as of the date of this Agreement, comprised of a principal amount of $4,972,677.99 and accrued interest at the rate of 10% from June 7, 1999 in the amount of approximately $640,000.

                           (h)      Outstanding Shares. There are 1,568,196
issued and outstanding shares of Common Stock of Centergistic inclusive of all shares subject to issuance pursuant to all outstanding warrants and options exclusive of the Warrant. Attached hereto as Exhibit D is a true and correct listing of the holders of all shares of Common Stock of Centergistic as well as the holders of all warrants and options to purchase such shares as of the date of this Agreement.

                           (i)      Klein & Wilson Fees. The amount due Klein &
Wilson pursuant to the Engagement Agreement (as hereinafter defined) is 50% of the Judgment after reducing the amount of the Judgment by $197,000.

                  5. Representations, Warranties and Covenants of Buyer. Buyer hereby represents, warrants and covenants to Seller as follows:

                           (a)      Organization. Buyer is a corporation duly
organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to carry on its business, to own and hold its properties and assets, to enter into and perform this Agreement.

                           (b)      Authorization. The execution, delivery and
performance by Buyer of this Agreement has been duly and validly authorized by Buyer's Board of Directors and no authorization or approval of Buyer's shareholders is required in connection therewith. This

Agreement constitutes the legal, valid and binding obligations of Buyer and is enforceable against Buyer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

                           (c)      No Conflict. The execution, delivery and
performance by Buyer of this Agreement: (i) will not conflict with, result in a breach of or constitute a default under any contract, agreement, indenture, loan or credit agreement, deed of trust, mortgage, lease, security agreement or other arrangement to which Buyer is a party or by which Buyer or any of its properties or assets is bound or affected; (ii) will not cause Buyer to violate or contravene any provision of its Articles of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Articles of Incorporation or Bylaws of Buyer, any law, statute, rule or regulation to which Buyer is subject or any agreement, instrument, order, judgment or decree to which Buyer is subject.

                           (d)      Line of Credit. Buyer has established a line
of credit in the amount of $1,750,000 at Prudential Bank & Trust Company for the stated purpose of funding the purchase of the Judgment.

                           (e)      Securities Representations.

                                    (i)      Buyer understands that the Warrant
and any shares of Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") will be issued by the Seller without registration under the Securities Act of 1933, as amended ("Act"), and without qualification and/or registration under applicable state securities laws pursuant to specific exemptions from registration and/or qualification contained in the Act and in applicable state securities laws. Buyer understands that the foregoing exemptions depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

                                    (ii)     Buyer agrees that none of the
Securities, nor any interest in the Securities, will be sold, transferred or otherwise disposed of by it without registration and/or qualification under the Act or applicable state securities laws unless Buyer first demonstrates to the reasonable satisfaction of Centergistic that specific exemptions from such registration and qualification requirements are available with respect to such resale or disposition or provides Centergistic an opinion of counsel reasonably satisfactory to Centergistic that a contemplated transfer may be made without violation of the Act or applicable state securities laws.

                                    (iii)    Buyer is acquiring the Securities
for investment purposes only, for Buyer's own account, and not as nominee or agent for any other person, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act.

                                    (iv)     Buyer has received all the
information it considers necessary or appropriate to evaluate the risks and merits of an investment in Centergistic, and has had an opportunity to discuss Centergistic's business, management, financial affairs and prospects with Centergistic's management.

                                   (v)      Buyer is an "accredited investor"
within the meaning of Rule 501 of Regulation D promulgated under the Act.

                                    (vi)     Buyer is able to bear the economic
risks related to a purchase of the Securities. Buyer either has a pre-existing personal or business relationship with Centergistic or any of its officers, directors or controlling persons, or by reason of Buyer's business or financial experience or the business or financial experience of its professional advisor who is unaffiliated with and who is not compensated by Centergistic or any affiliated or selling agent of Centergistic, directly or indirectly, has the capacity to protect its own interests in connection with the subject transactions.

                                    (vii)    Buyer acknowledges that the
Securities to be issued to it will contain a legend which prohibits an offer to transfer or a transfer of all or any portion of the Securities unless the Securities are registered under the Act or unless an exemption from registration is available with respect to such resale or disposition.

                  6. Payment of Bank Loan. Centergistic agrees to repay in full by June 1, 2001, the outstanding balance due First Bank and Trust (approximately $160,000 as of September 18, 2000) under its existing credit agreement.

                  7. No Further Assignments. Except as contemplated by this Agreement, Seller shall not hereafter execute any document purporting to grant or convey any interest or lien whatsoever in or to the Judgment except as is reasonably requested by Buyer to confirm the sale of the Judgment to Buyer.

                           (a)      Assumption of Engagement Agreement.
Centergistic and Seller hereby assign to Buyer all of their right, title and interest in and to that certain Engagement Agreement between Centergistic (formerly AAC Corporation) and Klein & Wilson, a partnership of professional corporations, dated March 3, 1998 (the "Engagement Agreement") and Buyer accepts the assignment subject to all of the terms and conditions thereof. In connection therewith, Centergistic, Seller and Buyer hereby substitute Buyer for Centergistic and Seller with respect to all rights and obligations under the Engagement Agreement and Buyer assumes all obligations of Centergistic and Seller with respect thereto.

                  8. Severability. In the event any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

                  9. Attorneys' Fees. In the event any action in law or equity, arbitration or other proceeding is brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party or parties shall be entitled to its attorneys' fees and other costs reasonably incurred in such action or proceeding.

                  10. Notices. Any notice to be given hereunder shall be given (except as otherwise expressly set forth herein) by registered or certified mail, postage prepaid, by cable, telex or facsimile, or may be delivered by hand or by messenger and shall be deemed to have been received as follows: if given by registered or certified mail, five business days after posting; if given by cable, two business days after dispatch; if given by telex or facsimile, one business day after dispatch; and if delivered by hand or by messenger and receipted for by or on behalf of the party to whom the notice is directed, at the time of such delivery. Any notice shall be sent to the address given in the signature blocks of this Agreement or to such other address as the relevant party may notify to the other.

                  11. Entire Agreement. This Agreement and the exhibits hereto contain all of the agreements between the parties with respect to the matters contained herein and supersedes all prior written or oral and all contemporaneous oral agreements or understandings between the parties pertaining to any such matters. No provision of this Agreement may be amended or added to except by an agreement in writing signed by the parties to this Agreement or their respective successors in interest and expressly stating that it is an amendment of this Agreement.

                  12. Controlling Law. This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed wholly within the State of California.

                  13. Arbitration. Notwithstanding anything herein to the contrary, in the event that there shall be a dispute among the parties after the Closing arising out of or relating to this Agreement, including without limitation the issue of arbitrability, or the breach thereof, the parties agree that such dispute shall be resolved by final and binding arbitration conducted in Orange County, California in accordance with the then existing rules for commercial arbitration of the American Arbitration Association. The parties agree that reasonable discovery shall be allowed in arbitration. Judgment upon any award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall award to the prevailing party, in addition to the costs of the proceeding, that party's reasonable attorneys' fees.

                            [Signature page follows]

                  14. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

                                             "SELLER"

                                             AFFINITEC CORPORATION, a Missouri
                                             corporation

                                             By:/s/ DAVID M. CUNNINGHAM
                                                --------------------------------
                                             Print: David M. Cunningham
                                             Title: VP/CFO

                                             "CENTERGISTIC"

                                             CENTERGISTIC SOLUTIONS, INC., a
                                             California corporation

                                             By:/s/ DAVID M. CUNNINGHAM
                                                --------------------------------
                                             Print: David M. Cunningham
                                             Title: VP/CFO

                                             "BUYER"

                                             VENTURE COMMUNICATIONS CORPORATION,
                                             a Nevada corporation

                                             By:/s/ ROBERTO BRUTOCAO
                                                --------------------------------
                                             Print: Roberto Brutocao
                                             Title: President